2 Q 2 2 E a r n i n g s P r e s e n t a t i o n J u l y 2 8 , 2 0 2 2 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the inability to realize expected cost savings and synergies from the Bank Leumi USA acquisition in amounts or in the timeframe anticipated; greater than expected costs or difficulties relating to Bank Leumi USA integration matters; the inability to retain customers and qualified employees of Bank Leumi USA; greater than expected non-recurring charges related to the Bank Leumi USA acquisition; the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment, supply chain interruptions and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases and new variants of COVID-19 may arise in our primary markets; continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation of the London Interbank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida, Alabama, California, and Illinois, as well as an unexpected decline in commercial real estate values within our market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemic or other external events; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 2Q22 1Q22 2Q21 2Q22 1Q22 2Q21 Net Income ($mm) $96.4 $116.7 $120.5 $165.8 $120.3 $126.6 Return on Average Assets Annualized 0.72% 1.07% 1.17% 1.25% 1.10% 1.23% Return on Average Assets, ex. PPP 1 Annualized 0.71% 1.03% 1.04% 1.23% 1.06% 1.10% Efficiency Ratio (Non-GAAP) -- -- -- 50.8% 53.2% 46.6% Diluted Earnings Per Share $0.18 $0.27 $0.29 $0.32 $0.28 $0.30 Pre-Provision Net Revenue 2 ($mm) $177.0 $159.6 $172.1 $234.6 $167.1 $183.6 PPNR / Average Assets 2 Annualized 1.33% 1.47% 1.67% 1.76% 1.53% 1.78% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 – 20. 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense; PPNR / Avg. Assets is presented on an annualized basis; Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 20 2Q 2022 Highlights Significant increase in adjusted earnings and profitability metrics as a result of organic growth and the acquisition of Bank Leumi USA. 20%+ linked-quarter annualized loan growth reflecting strength across geographies and asset classes. Strong core deposit growth and beneficial funding mix-shift with non-interest deposits increasing to 37% of deposits.

Strategic Execution Drives Sustainable Growth [1]

SLIDE 4

Total Assets ($bn)



37
54
4Q19
2Q22

ACL / Loans (%)



0.55
1.13
4Q19
2Q22

Gross Loans ($bn)



30
44
4Q19
2Q22

Total Deposits ($bn)



29
44
4Q19
2Q22

TCE / TA (%)



7.5
7.5
4Q19
2Q22

Balanced Execution on Organic and Acquisitive Opportunities

- 9% organic loan CAGR since 4Q19 (non-PPP)
- 8% organic deposit CAGR
- Acquisitions of The Westchester Bank (~$1bn) and Bank Leumi USA (~$8bn) enhance funding based and future growth opportunities.

Diverse Balance Sheet With Multiple Growth Engines

- Strategically-positioned around the country's most dynamic commercial markets.
- Granular commercial loan portfolio is well-diversified by geography and asset class.
- Strategic funding initiatives have contributed to low-cost core account generation.

Enhanced Reserve Coverage While Maintaining Stringent Underwriting Standards

- Preserving historical underwriting standards that have led to below-peer credit losses across economic cycles.
- Significant lending activity with strong and sophisticated clients that are well-known to Valley.

Internal Capital Generation Poised to Accelerate Further

- Stable TCE / TA supporting $17bn asset growth and approximately $300mm annualized increase in earnings power.
- TCE has increased nearly $1.2bn since 4Q19.

[1] Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 20

SLIDE 5

Enhancing Profitability Through Execution [1]

Adj. Net Income ($mm)


165.8
90.7
4Q19
2Q22

Adj. ROA (%)


1.25
1.03
4Q19
2Q22

Efficiency Ratio (%)


52.4
50.8
4Q19
2Q22

Substantial Acceleration of Earnings Power

- 80%+ increase in adjusted earnings (exclusive of non-PCD provision) since 4Q19 equating to approximately $300mm on an annualized basis.
- Balance of organic and acquisitive efforts have contributed to the earnings increase.

Profitability Ratios Have Become Significantly More Competitive

- Annualized ROAA expansion of over 20bps since 4Q19.
- Driven by NIM enhancement and strong non-interest income growth.

Revenue Growth Justifies Investment Efforts

- Efficiency ratio has improved over 150bp since 4Q19.
- Industry-leading efficiency ratio with opportunities to improve further.

[1] Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 20

6 Organic Loan Growth (Annualized) 1 Net Interest Income Non-GAAP Efficiency Ratio 1 Tax Rate Updating Guidance for 2H22 8% - 10% ~$900mm Below 50% 27% - 28% YTD 2Q22 Actual Expected 2H22 21% $736mm 51.8% 26.3% 1 Refer to the appendix on pages 16 – 20 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding.

7 Multifamily 17% Non Owner-Occupied CRE 25% Healthcare CRE 3% Owner-Occupied CRE 9% C&I 19% C&I (PPP) 0%Consumer 7% Residential R.E. 12% Construction 8% CRE 45% C&I 28% Other 27% New Loan Originations ($bn) 1 Balances tied to legacy Leumi as of 6/30/22. 2 Based on acquired loan balances at date of acquisition. 3 Loan classifications according to call report schedule which may not correspond to classifications outlined in earnings release. 3 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer Consistent Balance of Organic and Acquired Growth 2Q22 Loan Composition 3, 4 Gross Loans ($bn) $35.4 $37.2 $6.4 $43.6 1Q22 2Q22 Valley Leumi Loan CAGR 2016 – 2Q22 1 Annualized 2Q22 Growth Leumi: +26% Valley: +21% $2.6 $1.9 $2.5 $2.6 $2.8 $0.8 $3.6 3.32% 3.37% 3.23% 3.32% 4.08% 3.87% 3.79% 3.83% 3.67% 3.91% 2Q21 3Q21 4Q21 1Q22 2Q22 Legacy Valley Leumi New Origination Rate Avg. Portfolio Rate 10.1% 18.4% Organic Total

8 Enhanced Deposit Composition and Growth Profile Deposit Balance Trends ($bn) 20.3 23.6 11.9 16.1 3.4 4.2 35.6 43.9 1Q22 2Q22 Savings & Interest Checking Non-Interest Time 10% 33% 57% 9% 37% 54% Deposit Cost Trends (%) 0.21% 0.18% 0.15% 0.14% 0.19% 0.25% 0.23% 0.20% 0.19% 0.30% 0.54% 0.43% 0.36% 0.32% 0.36% 2Q21 3Q21 4Q21 1Q22 2Q22 Total Deposits Savings, NOW, MMA Time Legacy Valley deposits increased approximately $1.5 billion, or over 4% during 2Q22. Non-interest bearing deposits increased $4.2 billion during the quarter, to 37% of total deposits, supported by $3.9 billion from legacy Leumi. Persistent focus on commercial checking growth with legacy Valley accounts up 8% since 2Q21.

9 Net Interest Income Analysis 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income (FTE) 301.8 301.7 316.0 318.4 419.6 PPP Impact 1 (25.7) (16.3) (17.2) (7.1) (4.1) NII ex PPP 276.1 285.5 298.8 311.3 415.5 Earning Asset Analysis 2Q21 3Q21 4Q21 1Q22 2Q22 Avg. Earning Assets 37,907 38,333 39,193 40,283 48,891 PPP Impact 1 (1,986) (1,134) (642) (298) (228) Earning Assets ex PPP 35,922 37,198 38,551 39,985 48,663 NIM Analysis 2Q21 3Q21 4Q21 1Q22 2Q22 NII ex PPP (FTE) 276.1 285.5 298.8 311.3 415.5 Earning Assets 35,922 37,198 38,551 39,985 48,663 NIM ex PPP (FTE) 3.07% 3.07% 3.10% 3.11% 3.42% Reported Net Interest Income ($mm) and Margin Net Interest Margin and PPP Impact Net Interest Income ($mm) and Margin Ex-PPP 1 $355 $65 $302 $302 $316 $318 $420 3.18% 3.15% 3.23% 3.16% 3.43% 2Q21 3Q21 4Q21 1Q22 2Q22 Legacy VLY ($mm) Leumi Contribution ($mm) NIM $276 $286 $299 $311 $416 3.07% 3.07% 3.10% 3.11% 3.42% 2Q21 3Q21 4Q21 1Q22 2Q22 NII ($mm) NIM All metrics are represented on a full tax equivalent basis 1 2Q22 PPP impact includes average balance, interest income, and purchased loan accretion for PPP loans acquired from Bank Leumi. NII +39% year / year NII (ex-Leumi) +16% NII ex-PPP +51% year / year NII ex-PPP, ex-Leumi +29%

10 $19.3 $17.3 $30.8 $7.6 $14.0 $11.1 $6.2 $7.0 $13.0 $10.1 $1.0 $3.6 $43.1 $39.3 $58.5 2Q21 1Q22 2Q22 Other Non-Interest Income Swap Income Trust, Investment & Insurance Gain on Sale Other $18.0 31% Trust, Investment & Insurance $13.0 22% Loan Servicing Fees $2.7 5% Service Charges $10.1 17% Gain-on-Sale of Loans, net $3.6 6% Swap Fees $11.1 19% 2Q22 Non-Interest Income Composition ($mm) Fee Income $58.5mm Non-Interest Income ($mm) Non-Interest Income +36% year / year Adjusted non-interest income 3-year CAGR: +24%. Legacy Valley adjusted non-interest income increased approximately 13% from 1Q22 driven as higher insurance commissions and gain on sale income offset a $3mm reduction in swap fees. Bank Leumi contributed revenue diversity and helped drive adjusted non-interest income to 12.3% of adjusted revenues from 11.0% in 1Q22.

11 1 Refer to the appendix on pages 16 – 20 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding. Non-Interest Expense 189.8 242.0 7.5 57.7 197.3 299.7 1Q22 2Q22 Adjusted Reported Non-Interest Expenses ($mm) Efficiency Ratio Trend 1 53.2% 50.8% 54.3% 51.2% 1Q22 2Q22 1Q22 ex-PPP 2Q22 ex-PPP Operating Leverage 1 35% 17% 28% 14% Q/Q Growth (2Q22 / 1Q22) 4-Year CAGR (2Q22 / 2Q18) Adj. Revenue ex-PPP Adj. Expenses

12 0.68% 0.77% 0.70% 0.65% 0.56% 0.72% 2Q21 3Q21 4Q21 1Q22 2Q22 Legacy VLY Leumi Impact Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.09% 1.09% 1.10% 1.07% 1.13% 1.14% 1.12% 1.11% 1.08% 1.13% 2Q21 3Q21 4Q21 1Q22 2Q22 ACL / Loans ex. PPP Net Charge-offs ($mm) 1 Excludes $62.4mm of charge-offs related to PCD loans acquired from Leumi and recognized upon completion of the merger in accordance with GAAP. Sums may be inconsistent due to rounding. $9 $0 $(1) $(0) $2 0.11% 0.00% (0.01%) 0.00% 0.02% 2Q21 3Q21 4Q21 1Q22 2Q22 Net Charge-offs NCOs / Avg. Loans $8.8 $3.5 $5.4 $3.5 $2.7 $6.2 $41.0 2Q21 3Q21 4Q21 1Q22 2Q22 Provision Non-PCD 1

13 Equity & Capitalization $7.59 $7.78 $7.94 $7.93 $7.71 $11.15 $11.32 $11.57 $11.60 $11.84 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 20 7.73% 7.95% 7.98% 7.96% 7.46% 11.48% 11.68% 11.70% 11.70% 11.40% 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 6/30/21 3/31/22 6/30/22 Tier 1 Leverage 8.49 8.70 8.33 Common Equity Tier 1 10.04 9.67 9.06 Tier 1 Risk-Based 10.73 10.27 9.54 Total Risk-Based 13.36 12.65 11.53

A p p e n d i x

15 CRE Detail as of 6/30/2022 Portfolio by Collateral Type Apartment & Residential 29% Retail 19% Mixed Use 10% Office 10% Industrial 11% Healthcare 11% Specialty & Other 10% Portfolio by Geography Florida 25.1% New Jersey 20.0% Other 20.2% Other NYC Boroughs 13.9% Manhattan (Multifamily) 5.9% Manhattan (Other) 4.7% New York (ex. NYC) 10.2% Geography Outstanding ($BN) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $5.9 25.1% 61% 1.79x Other $4.8 20.2% 66% 1.79x New Jersey $4.7 20.0% 61% 1.87x Other NYC Boroughs $3.2 13.9% 53% 1.39x Manhattan $2.5 10.6% 34% (50% ex Co-Ops) 1.68x New York (ex. NYC) $2.4 10.2% 54% 1.82x Total $23.5 100.0% 56% 1.74x $23.5bn $23.5bn Sums may be inconsistent due to rounding.

16 June 30, March 31, June 30, ($ in thousands, except for share data) 2022 2022 2021 Adjusted net income available to common shareholders (Non-GAAP): Net income, as reported (GAAP) $96,413 $116,728 $120,512 Add: Losses on extinguishment of debt (net of tax) — — 6,024 Add: Losses on available for sale and held to maturity securities transactions (net of tax) (a) (56) 6 81 Add: Provision for credit losses for non-PCD loans and HTM securities (net of tax) 29,282 — — Add: Merger related expenses (net of tax) (b) 40,164 3,579 — Net income, as adjusted (Non-GAAP) $165,803 $120,313 $126,617 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted (Non-GAAP) $162,631 $117,141 $123,445 (a) Included in (losses) / gains on securities transactions, net. (b) Merger related expenses are primarily within salary and employee benefits expense, other expense, and professional and legal fees. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $162,631 $117,141 $123,445 Average number of shares outstanding 506,302,464 421,573,843 405,963,209 Basic earnings, as adjusted (Non-GAAP) $0.32 $0.28 $0.30 Average number of diluted shares outstanding 508,479,206 423,506,550 408,660,778 Diluted earnings, as adjusted (Non-GAAP) $0.32 $0.28 $0.30 Adjusted annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $165,803 $120,313 $126,617 Average shareholders' equity 6,238,985 5,104,709 4,708,797 Less: Average goodwill and other intangible assets 2,105,585 1,538,356 1,449,388 Average tangible shareholders' equity 4,133,400 3,566,353 3,259,409 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 16.05% 13.49% 15.54% Adjusted annualized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $165,803 $120,313 $126,617 Average assets $53,211,422 $43,570,251 $41,161,459 Annualized return on average assets, as adjusted (Non-GAAP) 1.25% 1.10% 1.23% Adjusted annualized return on average shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $165,803 $120,313 $126,617 Average shareholders' equity 6,238,985 5,104,709 4,708,797 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 10.63% 9.43% 10.76% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

17 June 30, March 31, June 30, ($ in thousands) 2022 2022 2021 Annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as reported (GAAP) $96,413 $116,728 $120,512 Average shareholders' equity 6,238,985 5,104,709 4,708,797 Less: Average goodwill and other intangible assets 2,105,585 1,538,356 1,449,388 Average tangible shareholders' equity 4,133,400 3,566,353 3,259,409 Annualized return on average tangible shareholders' equity (Non-GAAP): 9.33% 13.09% 14.79% Efficiency ratio (Non-GAAP): Non-interest expense, as reported (GAAP) $299,730 $197,340 $171,893 Less: Loss on extinguishment of debt (pre-tax) — — 8,406 Less: Merger-related expenses (pre-tax) 54,496 4,628 — Less: Amortization of tax credit investments (pre-tax) 3,193 2,896 2,972 Non-interest expense, as adjusted (Non-GAAP) $242,041 $189,816 $160,515 Net interest income, as reported (GAAP) 418,160 317,669 300,907 Non-interest income, as reported (GAAP) 58,533 39,270 43,126 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) (78) 9 113 Non-interest income, as adjusted (Non-GAAP) $58,455 $39,279 43,239 Gross operating income, as adjusted (Non-GAAP) 476,615 356,948 $344,146 Efficiency ratio (Non-GAAP) 50.78% 53.18% 46.64% Annualized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $418,160 $317,669 $300,907 Non-interest income, as reported (GAAP) 58,533 39,270 43,126 Less: Non-interest expense, as reported (GAAP) 299,730 197,340 171,893 Pre-provision net revenue (GAAP) $176,963 $159,599 $172,140 Average assets $53,211,422 $43,570,251 $41,161,459 Annualized pre-provision net revenue / average assets (GAAP) 1.33% 1.47% 1.67% Annualized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $176,963 $159,599 $172,140 Add: Loss on extinguishment of debt (pre-tax) — — 8,406 Add: Merger-related expenses (pre-tax) 54,496 4,628 — Add: Amortization of tax credit investments (pre-tax) 3,193 2,896 2,972 Less: Losses on available for sale and held to maturity securities transactions, net (pre-tax) (78) 9 113 Pre-provision net revenue, as adjusted (Non-GAAP) 234,574 167,132 183,631 Average assets $53,211,422 $43,570,251 $41,161,459 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.76% 1.53% 1.78% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

18 June 30, March 31, June 30, ($ in thousands) 2022 2022 2021 Annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as reported (GAAP) $96,413 $116,728 $120,512 Less: PPP loan income (net of tax) 2,954 5,292 18,974 Net income, excluding PPP loan income (Non-GAAP) 93,459 111,436 101,538 Average assets $53,211,422 $43,570,251 $41,161,459 Less: Average PPP loans (Non-GAAP) 227,794 299,534 1,985,653 Average assets, excluding average PPP loans (Non-GAAP) 52,983,628 43,270,717 39,175,806 Annualized return on average assets, excluding PPP (Non-GAAP) 0.71% 1.03% 1.04% Adjusted annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as adjusted (Non-GAAP) $165,803 $120,313 $126,617 Less: PPP loan income (net of tax) 2,954 5,292 18,974 Net income, as adjusted, excluding PPP loan income (Non-GAAP) 162,849 115,021 107,643 Average assets, excluding average PPP loans (Non-GAAP) 52,983,628 43,270,717 39,175,806 Annualized return on average assets, as adjusted, excluding PPP (Non-GAAP) 1.23% 1.06% 1.10% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

SLIDE 19

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Three Months Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net interest income, as reported (GAAP)	$ 418,160	$ 317,669	$ 315,301	$ 301,026	$ 300,907	$ 292,667	$ 287,920	$ 283,086	$ 282,559
Non-interest income, as reported (GAAP)	58,533	39,270	38,223	42,431	43,126	31,233	47,533	49,272	44,830
Add: Net impairment losses on securities (pre-tax)	-	-	-	-	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	-	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	(78)	9	12	(788)	113	118	(651)	46	41
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	-	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	-	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	58,455	39,279	38,235	41,643	43,239	31,351	46,882	49,318	44,871
Gross revenue, as adjusted (Non-GAAP)	476,615	356,948	353,536	342,669	344,146	324,018	334,802	332,404	327,430
Less: PPP Loan Income (pre-tax)	4,074	7,075	17,161	16,284	25,726	25,733	17,018	14,772	11,836
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	472,541	349,873	336,375	326,385	318,420	298,285	317,784	317,632	315,594
Non-interest expense, as reported (GAAP)	$299,730	$197,340	$184,514	$174,922	$171,893	$160,213	$173,141	$160,185	$157,166
Less: Loss on extinguishment of debt (pre-tax)	-	-	-	-	8,406	-	9,683	2,353	-
Less: Severance expense (pre-tax)	-	-	-	-	-	-	2,072	-	-
Less: Litigation reserve	-	-	-	2,100	-	-	-	-	-
Less: Merger-related expenses (pre-tax)	54,496	4,628	7,613	1,287	-	-	133	106	366
Less: Amortization of tax credit investments (pre-tax)	3,193	2,896	2,115	3,079	2,972	2,744	3,932	2,759	3,416
Non-interest expense, as adjusted (Non-GAAP)	242,041	189,816	174,786	168,456	160,515	157,469	157,321	154,967	153,384
Efficiency ratio (Non-GAAP)	50.78%	53.18%	49.44%	49.16%	46.64%	48.60%	46.99%	46.62%	46.84%
Efficiency ratio, excluding PPP (Non-GAAP)	51.22%	54.25%	51.96%	51.61%	50.41%	52.79%	49.51%	48.79%	48.60%

($ in thousands, except for share data)	Three Months Ended March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net interest income, as reported (GAAP)	$ 265,339	$ 238,541	$ 220,625	$ 220,234	$ 218,648	$ 222,053	$ 216,800	$ 210,752	$ 207,598
Non-interest income, as reported (GAAP)	41,397	38,094	41,150	27,603	107,673	34,694	29,038	38,069	32,251
Add: Net impairment losses on securities (pre-tax)	-	-	-	2,928	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	1,821	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	40	36	93	(11)	32	1,462	79	36	765
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	6,530	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	78,505	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	41,437	38,130	41,243	30,520	29,200	29,626	30,938	38,105	33,016
Gross revenue, as adjusted (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Less: PPP Loan Income (pre-tax)	-	-	-	-	-	-	-	-	-
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Non-interest expense, as reported (GAAP)	$155,656	$196,146	$145,877	$141,737	$147,795	$153,712	$151,681	$149,916	$173,752
Less: Loss on extinguishment of debt (pre-tax)	-	31,995	-	-	-	-	-	-	-
Less: Severance expense (pre-tax)	-	-	-	-	4,838	2,662	-	-	-
Less: Litigation reserve	-	-	-	-	-	-	1,684	-	10,500
Less: Merger-related expenses (pre-tax)	1,302	15,110	1,434	35	-	(635)	1,304	3,248	13,528
Less: Amortization of tax credit investments (pre-tax)	3,228	3,971	4,385	4,863	7,173	9,044	5,412	4,470	5,274
Non-interest expense, as adjusted (Non-GAAP)	151,126	145,070	140,058	136,839	135,784	142,641	143,281	142,198	144,450
Efficiency ratio (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%
Efficiency ratio, excluding PPP (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%

20 June 30, March 31, December 31, September 30, June 30, ($ in thousands, except for share data) 2022 2022 2021 2021 2021 Tangible book value per common share (Non-GAAP): Common shares outstanding 506,328,526 421,437,068 421,437,068 407,313,664 406,083,790 Shareholders' equity $6,204,913 $5,096,384 $5,084,066 $4,822,498 $4,737,807 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 2,090,147 1,543,238 1,529,394 1,444,967 1,447,965 Tangible common shareholders' equity (Non-GAAP) $3,905,075 $3,343,455 $3,344,981 $3,167,840 $3,080,151 Tangible book value per common share (Non-GAAP): $7.71 $7.93 $7.94 $7.78 $7.59 Tangible common equity to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $3,905,075 $3,343,455 $3,344,981 $3,167,840 $3,080,151 Total assets 54,438,807 43,551,457 43,446,443 41,278,007 41,274,228 Less: Goodwill and other intangible assets 2,090,147 1,543,238 1,529,394 1,444,967 1,447,965 Tangible assets (Non-GAAP) 52,348,660 42,008,219 41,917,049 $39,833,040 $39,826,263 Tangible common equity to tangible assets (Non-GAAP) 7.46% 7.96% 7.98% 7.95% 7.73% As of June 30, December 31, ($ in thousands, except for share data) 2022 2021 Reported Annualized "Organic" Loans and Loan Growth (Non-GAAP) Total Loans, as reported (GAAP) $43,560,777 $34,153,657 27.5% 55.1% Less: Fair Value of Total Loans Acquired from Bank Leumi USA as of April 1, 2022 5,914,389 — — — Total "Organic" Loans (Non-GAAP) 37,646,388 34,153,657 10.2% 20.5% As of, 2Q22 Year-to-Date Growth Non-GAAP Reconciliations to GAAP Financial Measures

21 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, FSVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information